Exhibit 10.1

LOAN  AND SECURITIES PURCHASE AGREEMENT

THIS Loan and Securities Purchase Agreement (this “Agreement”) is made as of May ___, 2016 by and among Timberline Resources Corporaiton, a Delaware corporation (the “Company”), and _____________________ (the “Lender”).

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.

LOAN AND ISSUANCE OF NOTES

1.1

LOAN

(a)

Subject to the terms and conditions of this Agreement, the Lender hereby agrees to loan the Company ______________________________ Dollars (US$_________________) (the “Loan”).  Lender will fund the Loan at the Closing by paying ____________________ dollars ($__________) to the Company representing an original issue discount of ____% on the Loan as set forth in the Promissory Note (as defined below).

(b)

The Loan shall be paid against the delivery of a promissory note of the Company in substantially the form attached hereto as Exhibit A (a “Promissory Note”).  The Promissory Note shall be due and payable 5 days from the date of issuance.  The Promissory  Note shall not bear any ordinary interest as the Promissory Note includes an original issue discount equal to ____% of the amount of the Loan.  There shall be no penalty for prepayment of the Promissory Note.

1.2

CLOSING

The closing shall take place at the offices of the Company, or such other place as the Company and the Lender may mutually agree, on such date and at such time as the Company and the Lender shall mutually agree (the “Closing”).

2.

SECURITIES LAW REPRESENTATIONS AND WARRANTIES

The Lender has been advised that the Promissory Note has not been registered under the Securities Act of 1933, as amended (the “Act”), or under any applicable state securities laws, and is being offered and sold pursuant to exemptions from such registration requirements.  The Company is relying in part upon the Lender’s representations and warranties contained in this Section 2 for the purpose of qualifying for applicable exemptions from registration or qualification pursuant to federal or state securities laws, rules and regulations.  The Lender hereby represents and warrants to the Company as follows:

2.1

PURCHASE ENTIRELY FOR OWN ACCOUNT

The Promissory Note will be acquired for investment purposes only for the Lender’s own account, not as a nominee or agent, and not with a view to distributing all or any part thereof; the

Lender has no present intention of selling, granting any participation in or otherwise distributing the Promissory Note in a manner contrary to the Act or any applicable state securities law.

2.2

DUE DILIGENCE

The Lender has been solely responsible for his own due diligence investigation of the Company and its business, and his analysis of the merits and risks of the investment and subscription made pursuant to this Agreement, and is not relying on anyone else’s analysis or investigation of the Company, its business or the merits and risks of the Promissory Note, other than professional advisors employed specifically by the Lender to assist the Lender.  In taking any action or performing any role relative to arranging the investment being made pursuant to this Agreement, the Lender has acted solely in her own interest and not in that of any other party, and no other party has acted as an agent or fiduciary for the Lender.

2.3

ACCESS TO INFORMATION

The Lender has been given access to full and complete information regarding the Company and has utilized such access to his satisfaction for the purpose of obtaining information about the Company, including reviewing the Company’s public filings available at www.sec.gov.

2.4

SOPHISTICATION AND INVESTOR STATUS

The Lender, either alone or with the assistance of his professional advisor, is a sophisticated Lender, is able to fend for himelf in the transactions contemplated by this Agreement, and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of a subscription for the Promissory Note. The Lender is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Act.

2.5

SUITABILITY

The investment in the Promissory Note is suitable for the Lender based upon his investment objectives and financial needs, and the Lender has adequate net worth and means for providing for his financial needs and contingencies and has no need for liquidity of investment with respect to the Promissory Note.  The Lender’s overall commitment to investments that are illiquid or not readily marketable is not disproportionate to his net worth, and investment in the Promissory Note will not cause such overall commitment to become excessive.

2.6

PROFESSIONAL ADVICE

The Lender has obtained, to the extent he deems necessary, his own professional advice with respect to the risks inherent in the investment in the Promissory Note, and the suitability of the investment in the Promissory Note in light of the Lender’s financial condition and investment needs.

2.7

ABILITY TO BEAR RISK

The Lender is in a financial position to purchase and hold the Promissory Note and is able to bear the economic risk and withstand a complete loss of his investment in the Promissory Note.

2.8

HIGH DEGREE OF RISK

THE LENDER RECOGNIZES THAT THE INVESTMENT IN THE PROMISSORY NOTE IS AN INVESTMENT INVOLVING A HIGH DEGREE OF RISK.

2.9

RESIDENCY

The Lender represents that he is a bona fide resident of, and/or is domiciled in, the state set forth in such Lender’s residence address on Appendix I.

2.10

PRIVATE OFFERING

The Lender represents that the offering of the Promissory Note was not made to him by way of any public offering or through any general solicitation or general advertisement as those terms are used in Rule 502 of Regulation D under the Act.

3.

MISCELLANEOUS

3.1

SURVIVAL OF WARRANTIES

The warranties, representations and covenants contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

3.2

ENTIRE AGREEMENT

This Agreement along with the Promissory Note constitute the entire agreement of the parties with respect to the Loan and supercede any previous agreements between the parties related to the matters discussed herein.

3.3

GOVERNING LAW; SUCCESSORS AND ASSIGNS

This Agreement shall for all purposes be governed by and construed in accordance with the laws of the state of Idaho without regard to conflicts of laws principles and shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the parties.  The parties consent to the exclusive jurisdiction and venue in the state or federal courts sitting in Idaho.

3.4

HEADINGS

The headings of the sections of this Agreement are for convenience of reference only and shall not by themselves determine the interpretation of this Agreement.

3.5

CURRENCY

All dollar amounts are in U.S. dollars.

3.6

COUNTERPARTS

This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

3.7

SEVERABILITY

If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

3.8

NOTICES

Any notices and other communications in connection herewith shall be sufficiently given if sent by registered or certified mail, postage prepaid, and properly addressed (a) if to the Company, to the address set forth above, and (b) if to the Lender, to the address set forth in Appendix I submitted by such Lender, or (c) to such other address as either the Lender or the Company shall designate to the other by notice in writing.

3.9

FEDERAL LAW PROVISIONS

Neither the Lender, nor any person having a direct or indirect beneficial interest in the Securities to be acquired under this Agreement, appears on the Specially Designated Nationals and Blocked Person List of the Office of Foreign Assets Control in the United States Department of the Treasury.  The Lender does not know or have any reason to suspect that (i) monies used to fund the Lender’s investment in Securities have been or will be derived from or related to any illegal activities; or (ii) the proceeds from the Lender’s investment in Securities will be used to finance any illegal activities.

3.10

ADDITIONAL INFORMATION

The Lender agrees to provide the Company such additional information regarding the Lender as the Company may reasonably request in order to assure or demonstrate compliance with applicable securities or other laws or for any other legitimate purpose.

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IN WITNESS WHEREOF, the parties hereto have caused this Renewal and Amendment Agreement to be duly executed to evidence their acceptance of and agreement to the foregoing.

TIMBERLINE RESOURCES CORPORATION

By:

       Name:

       Title:

LENDER

By:

       Name:

APPENDIX I

TIMBERLINE RESOURCES CORPORATION

LENDER INFORMATION

[PLEASE PRINT OR TYPE]

Name of Lender (Print):	Name of Joint Lender (if any) (Print):
Social Security or Tax Identification Number of Lender:	Social Security or Tax Identification of Joint Lender (if any):
Mailing Address:	Residence Address (if other than mailing address):
Telephone Number (including Area Code):	Fax Number (including Area Code):